UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Arconic Inc. (the “Company”) posted the following information to the Company’s Facebook page (https://www.facebook.com/arconic):

ELLIOTT IS SEEKING EXTRAODINARY INFLUENCE THROUGH QUESTIONABLE TACTICS Keep Arconic Strong Info for Shareholders ARCONIC COM Learn More Arconic’s Board has deep experience and is focused on creating shareholder value - vote the new WHITE proxy card https://goo.gl/GXodbc NtW NOMINf I SLATI ~ 1 60 COMBJNIO «U» Of AFROSPACI & OfFCNSI iXPCRIINCi

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The Company posted the following information to its LinkedIn profile

(https://www.linkedin.com/company/arconic):

Keep Arconic Strong. Protect Your Investment arconic.comKeep Arconic Strong. Protect Your Investment arconic.com

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The Company sent the following Tweets under the Twitter handle @arconic (https://twitter.com/arconic):

Vote for strong governance over questionable tactics and creeping influence vote the new white proxy card. Goo.gl/gxodbc Elliott is seeking extraordinary influence through questionable tactics